UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]	Definitive Information Statement

eXp REALTY INTERNATIONAL CORPORATION

(Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

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[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value per share; Preferred Stock, $.001 par value per share

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.: ____________________
(3)	Filing Party: ____________________
(4)	Date Filed: ____________________

EXP REALTY INTERNATIONAL CORPORATION

1321 King Street

Bellingham, WA 98229

(360) 685-4206

NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

March __, 2015

This notice and the accompanying Information Statement is being furnished to the stockholders of eXp Realty International Corporation, a Delaware corporation (the “Company,” “us” or “we”), with respect to a written consent to action received from the holders of 77.33% of the issued and outstanding shares of the Company’s Common Stock adopting resolutions approving the following corporate action:

1.	Adopt the Company’s 2015 Equity Incentive Plan in substantially the form attached to and forming a part of the accompanying Information Statement (the “2015 Equity Incentive Plan”), covering an aggregate of 8,000,000 shares of Common Stock of the Company, which provides for the payment of various forms of incentive compensation to employees, consultants and directors of the Company (or any parent or subsidiary of the Company).

Only Company shareholders of record at 8:00 a.m. PST on March 12, 2015 are entitled to receive the accompanying Information Statement.

The 2015 Equity Incentive Plan became effective as of March 12, 2015, the date on which our Board of Directors adopted the 2015 Equity Incentive Plan.

Your vote or consent is not requested or required, and our Board of Directors is not soliciting your proxy. Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the matters listed above.

The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Glenn Sanford

Glenn Sanford

Chairman and Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

EXP REALTY INTERNATIONAL CORPORATION

1321 King Street

Bellingham, WA 98229

(360) 685-4206

INFORMATION STATEMENT

Date first mailed to stockholders: March __, 2015

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of Indigo-Energy, Inc., a Nevada corporation (the “Company,” “us” or “we”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolution of our Board of Directors on March 12, 2015. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate actions as quickly as possible, our Board of Directors resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated March __, 2015 and is first being mailed to stockholders on or about March __, 2015. Only stockholders of record at 8:00 a.m. PST on March 12, 2015 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTION

1.	PROPOSAL TO ADOPT AND APPROVE THE 2015 EQUITY INCENTIVE PLAN

Our Board of Directors has determined it to be in the best interests of the Company and its shareholders to adopt a flexible equity incentive plan. Therefore, effective as of March 12, 2015, our Board of Directors resolved to adopt and approve an equity incentive plan covering an aggregate of 8,000,000 shares of Common Stock of the Company, the form of which is attached to and is a part of this Information Statement (the “2015 Equity Incentive Plan”).

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Summary of the 2015 Equity Incentive Plan

Our board of directors and stockholders adopted our 2015 Equity Incentive Plan, which became effective on March 12, 2015 and will serve as the successor to our 2013 Stock Option Plan. The description set forth below summarizes the principal terms and conditions of the 2015 Equity Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the 2015 Equity Incentive Plan, a copy of which is attached to this Information Statement.

General. The primary objectives of the 2015 Stock Incentive Plan are to:

•	attract and retain selected key employees, consultants and directors;
•	encourage commitment and motivate excellent performance;
•	facilitate attainment of ownership interests in the Company;
•	align personal interests with those of our shareholders; and
•	enable them to share in the long-term growth and success of the Company.

Shares Subject to 2015 Equity Incentive Plan. We have reserved 8,000,000 shares of our common stock for issuance under our 2015 Equity Incentive Plan plus an additional number of shares of common stock equal to any shares reserved but not issued or subject to outstanding awards under our 2013 Stock Option Plan on the date the 2015 Equity Incentive Plan became effective, plus, shares that are subject to outstanding awards under the 2013 Stock Option Plan which cease to be subject to such awards. In addition, the following shares of our Class A common stock will again be available for grant or issuance under our 2015 Equity Incentive Plan:

•	shares subject to options granted under our 2015 Equity Incentive Plan that cease to be subject to the option for any reason other than exercise of the option;
•	shares subject to awards granted under our 2015 Equity Incentive Plan that are subsequently forfeited or repurchased by us at the original issue price;
•	shares subject to awards granted under our 2015 Equity Incentive Plan that otherwise terminate without shares being issued; and
•	shares surrendered, cancelled, or exchanged for cash.

Term. We anticipate that our 2015 Equity Incentive Plan will terminate ten years from the date our board of directors approves the plan, unless it is terminated earlier by our board of directors.

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Administration. Our 2015 Equity Incentive Plan will be administered by our Board of Directors. The Board will have the authority to:

•	determine persons to whom awards shall be granted from time to time under the plan and the number of shares to be covered by each award;

•	determine, and to set forth in award agreements, the terms and conditions of all awards, including any applicable exercise or purchase price, the installments and conditions under which an award shall become vested;
•	approve the forms of award agreements; and
•	construe and interpret our 2015 Equity Incentive Plan, grant awards and make all other determinations necessary or advisable for the administration of the plan.

Awards under the 2015 Equity Incentive Plan may be made subject to “performance factors.”

Eligibility. Our employees, consultants and outside directors are eligible to participate in the 2015 Equity Incentive Plan as determined by the Board; provided, however, that incentive stock options may be granted only to employees.

Types of Incentive Awards. Under the 2015 Stock Incentive Plan, the committee may grant incentive awards that may be any of the following:

•	incentive stock options as defined in Section 422 of the Code;
•	“nonstatutory” stock options;
•	shares of restricted stock;
•	restricted stock units; and
•	other stock-based awards.

Stock Options. Our 2015 Equity Incentive Plan will provide for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options may be granted to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of each stock option must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value. To the extent that the aggregate fair market value of shares of our Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as non-statutory stock options.

Our Board may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under our 2015 Equity Incentive Plan is ten years.

The exercise price of each option may be payable in several ways, including cash or, in the Board’s discretion, by the delivery of shares of our Common Stock owned by the option holder, or by withholding shares that otherwise would be acquired upon the exercise of the option, or by any combination of the two. The committee has the authority not to permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.

Options granted under our 2015 Equity Incentive Plan generally may be exercised for a period of three months after the termination of the participant’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to 12 months following termination of the participant’s service to us, and in the case of termination for “cause,” in which case the options terminate on the participant’s termination date.

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Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions. The price (if any) of a restricted stock award will be determined by the compensation committee. Unless otherwise determined by the compensation committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

Restricted Stock Units. A restricted stock unit, or an RSU, is an award that covers a number of shares of our common stock that may be settled upon vesting in cash, by the issuance of the underlying shares or a combination of both. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve certain performance conditions.

Other Stock-Based Awards. The Board is authorized to grant other stock-based awards, including shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, deferred stock units, and awards valued by reference to the value of shares of Common Stock. The Board may condition the grant or vesting of such other stock-based awards upon the attainment of specified performance factors or such other factors as the Board may determine. The Board may also provide for the grant of Common Stock under such awards upon the completion of a specified Performance Period. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other awards granted under the 2015 Equity Incentive Plan.

Incentive Awards Nontransferable. Awards granted under our 2015 Equity Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by our compensation committee. Unless otherwise restricted by our compensation committee, awards that are nonstatutory stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

Change in Control. If we experience a change in control transaction, the Board may, but shall not be obligated to:

•	accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award;
•	cancel awards for fair value (as determined by the Board);
•	provide for the assumption of awards or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected award previously granted hereunder as determined by the Board; or
•	provide advance notice of such “change in control” transaction to holders of options, after which any options not exercised prior to such change in control may be cancelled.

Withholding Taxes. Whenever shares are to be issued in satisfaction of awards granted under the 2015 Equity Incentive Plan, the Company may require the participant to remit to the Company, or to its affiliate employing the participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of shares pursuant to exercise or settlement of any award. Whenever payments in satisfaction of awards granted under the 2015 Equity Incentive Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the participant.

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The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a participant to satisfy such tax withholding obligation or any other tax liability legally due from the participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned shares having a fair market value equal to the minimum amount required to be withheld.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions on restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending on the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends on, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.

Section 409A of the Code generally provides that any deferred compensation arrangement that does not satisfy specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of all amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income also are subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may be paid out only upon separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year before performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits and may be applicable to certain awards under the 2015 Equity Incentive Plan. The Treasury Department has provided guidance on transition issues and final regulations under new Section 409A of the Code. Incentive awards under the 2015 Equity Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

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THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2015 EQUITY INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED ON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT ON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS RESPECTING INCENTIVE AWARDS.

Amendment and Termination. Our Board of Directors may amend or terminate the 2015 Equity Incentive Plan at any time, subject to all necessary regulatory and shareholder approvals. However, no termination or amendment of the 2015 Equity Incentive Plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.

Plan Benefits

The grant of incentive awards under the 2015 Equity Incentive Plan to employees, consultants and non-employee directors is subject to the discretion of the Board.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Our Certificate of Incorporation contains a provision that expressly permits stockholders to take actions by written consent with the required number of votes. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the matter listed above.

Our Board of Directors adopted resolutions effective as of March 12, 2015, (i.e., the Record Date) setting forth for approval by stockholders the proposed corporate actions. On the Record Date, the Company’s authorized capital stock consisted of 7,700,000,000 shares of Common Stock, $.00001 par value per share, of which 48,566,909 shares were issued and outstanding. On the Record Date, no shares of the Company’s Preferred Stock were issued or outstanding, and accordingly only the Company’s Common Stock carried voting rights, with each outstanding share of Common Stock entitling the holder thereof to one (1) vote on all matters submitted to a vote of the shareholders.

On the Record Date, three of the Company’s shareholders held voting power over 37,559,203 shares of Common Stock, representing 77.33% of the voting power of our shareholders holding Common Stock. All of these shareholders voted in favor of the proposed corporate actions by written consent effective as of March 12, 2015. Such vote constituted approval of the proposed corporate actions by 77.33% of the issued and outstanding shares of Common Stock. Since these shareholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other shareholder was solicited.

The written consent of shareholders effective as of March 12, 2015 was signed by 3 shareholders that voted in favor of the proposed corporate actions, two of whom are members of our Board of Directors.

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The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATES OF CORPORATE ACTIONS

The 2015 Equity Incentive Plan is effective as of March 12, 2015. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board of Directors determines that the action no longer is in the best interests of the Company and its shareholders.

DISSENTERS’ RIGHTS

Neither the Articles of Incorporation of the Company, nor the Bylaws of the Company, nor the Delaware General Corporation Law provide for dissenters’ rights of appraisal in connection with the corporate action described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

•	each person who is known by us to beneficially own 5% or more of the Common Stock;
•	each of our directors and named executive officers; and
•	all of our directors and executive officers, as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
	More than 5% stockholders:
Common Stock	Penny Sanford 4421 Marionberry Ct. Bellingham, WA 98229	16,066,475	28.75%
	Directors and named executive officers:
Common Stock	Glenn Sanford 910 Harris Avenue, Suite 305 Bellingham, WA 98225	22,850,936(3)	40.89%
Common Stock	Jason Gesing 200 Main St. West Newbury, MA 01985	1,879,586(4)	3.36%
Common Stock	Darren Jacklin 1321 King Street Bellingham, WA 98229	53,336	*
Common Stock	All executive officers and directors as a group (3 persons)	24,783,858(5)	44.35%

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NOTES:

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The number of shares beneficially owned through exercisable stock options, where applicable, is footnoted.

(2)	Percentage of ownership is based on 48,566,909 shares of our common stock issued and outstanding as of March 10, 2015 in addition to an estimated 7,311,479 option shares beneficially owned at March 10, 2015.

(3)	Includes 21,233,936 shares of our common stock and stock options to acquire 1,617,000 shares of our common stock.

(4)	Includes of 205,456 shares of our common stock and stock options to acquire 1,674,130 shares of our common stock.

(5)	Includes 21,492,728 shares of our common stock and stock options to acquire 3,291,130 shares of our common stock.

* Indicates less than 1%

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock. Our Board of Directors and majority stockholders approved the proposed corporate actions on the Record Date. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

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DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS

It is contemplated that brokerage houses will forward this Information Statement to beneficial owners of our Common Stock.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

March __, 2015	By Order of the Board of Directors

/s/ Glenn Sanford
Name: Glenn Sanford
Title: Chairman and Chief Executive Officer

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2015 EQUITY INCENTIVE PLAN

EXP REALTY INTERNATIONAL CORPORATION

2015 Equity Incentive Plan

(as adopted on March 12, 2015)

1.  PURPOSE. eXp Realty International Corporation, a Delaware corporation (the “Company”) has established this Plan to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of equity based Awards. Capitalized terms not defined herein are defined in Appendix A.

2.  SHARES SUBJECT TO THE PLAN.

2.1    Number of Shares Available. Subject to Sections 2.4 and 20 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, including Shares that may be made subject to ISOs, as of the date of adoption of the Plan by the Board, is 8,000,000 Shares plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2004 Stock Option Plan (the “Prior Plan”) on the Effective Date (as defined below) and (ii) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date.

2.2    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option granted under this Plan but which cease to be subject to the Option for any reason other than exercise of the Option; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award (such as through a “net exercise”) will remain available for future grant or sale under the Plan. No fractional Shares shall be issued under the Plan.

2.3    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4    Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, or in the event of an extraordinary cash dividend, then (a) the number and kind of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of outstanding Options, and (c) the number and kind of Shares subject to outstanding Awards, shall be appropriately adjusted consistent with such change or event in such manner as the Board may determine. Fractional Shares resulting from any adjustment in Awards shall be eliminated by rounding down.

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3.   ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants and Directors of the Company or any Parent or Subsidiary of the Company whose participation in the Plan the Board determines to be in the company’s best interests.

4.   ADMINISTRATION.

4.1    Authority. This Plan will be administered by the Board. The Board, in its discretion, may delegate the granting of Awards and other administration of the Plan to a committee of the Board or to officers of the Company or other persons, subject to any applicable legal limitations. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. The Board will have the authority, without limitation, to:

(i)    determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares to be covered by each Award;

(ii)   determine, from time to time, the Fair Market Value of Shares;

(iii)  determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations, which terms and conditions need not be uniform among Awards or Participants;

(iv)  approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)   construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating the Plan and its administration; and

(vi)  delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2    Board Interpretation and Discretion. Any determination made by the Board with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Board for review. The resolution of such a dispute by the Board shall be final and binding on the Company and the Participant. The Board may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

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5.  OPTIONS. The Board may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Board will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company as described in Section 422(b)(6) of the Code (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines.

5.3    Exercise Price. The Exercise Price of an Option will be determined by the Board when the Option is granted; provided that:

(i)    the exercise price per share of an Option shall not be less than 100% (or, with respect to ISOs granted to a Ten Percent Stockholder, 110%) of the Fair Market Value per share of the Common Stock on the date of grant; and

(ii)   Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

5.4    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Board may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.4 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Payment for Stock purchased upon any exercise of an Option shall be made in full in cash concurrently with such exercise, except that, if the Board shall have authorized it and the Company is not then legally prohibited from receiving such consideration, any other method in accordance with Section 9 of the Plan.

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5.5.    Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement or authorized by the Board):

(a)     If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date, but in any event no later than the expiration date of the Options.

(b)    If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

(c)    If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

(d)    If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date.

5.6.   Limitations on Exercise. The Board may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.7.   Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8.   Modification, Extension or Renewal. The Board may modify, extend or renew outstanding Options, and may accept the surrender of outstanding Options and authorize the grant of new Options in substitution therefor, provided that (a) any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and (b) other than substitutions and adjustments pursuant to Section 2.4, an outstanding Option may not be modified to reduce the Exercise Price thereof, and a new Option may not be substituted for a surrendered Option, unless such action is approved by the Company’s stockholders if the Shares are at such time traded on an established securities market. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to the preceding sentences of this Section 5.8, by written notice to affected Participants, the Board may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

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5.9    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.   RESTRICTED STOCK AWARDS.

6.1    Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to, or a grant to, a Participant Shares that are subject to restrictions (“Restricted Stock”). The Board will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2    Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Board and may be less than Fair Market Value on the date the Restricted Stock Award is granted (including zero). Payment of the Purchase Price (if any) must be made in accordance with Section 9 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Board may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Board shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Board).

7.   RESTRICTED STOCK UNITS.

7.1    Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

7.2    Terms of RSUs. The Board will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times at which the RSU vests; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may vest upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU vests upon satisfaction of Performance Factors, then the Board will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

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7.3    Form and Timing of Settlement. The Board, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Board may also permit a Participant to defer settlement under a RSU to a date or dates after the RSU vests, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

7.4    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Board).

8.  OTHER STOCK-BASED AWARDS.

8.1    Other Stock-Based Awards. The Board is authorized to grant to Participants Other Stock-Based Awards, including shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, deferred stock units, and Awards valued by reference to the value of shares of Common Stock. The Board may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Factors or such other factors as the Board may determine. The Board may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

8.2    Terms of Other Stock-Based Awards. The Board will determine, and each Award Agreement shall set forth, the terms of each Other Stock-Based Award including, without limitation: (a) any vesting conditions; (b) the number of Shares upon which such Other Stock-Based Award is based; (c) the Performance Factors and Performance Period (if any) that shall determine the time and extent to which each Performance Award shall be vested or granted; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Other Stock-Based Award. In establishing Performance Factors and the Performance Period (if any) the Board will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Board shall determine the extent to which Other Stock-Based Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Other Stock-Based Awards that are subject to different Performance Periods and different performance goals and other criteria.

8.3    Deferral of Other-Stock Based Awards. To the extent permitted by law, the Board may permit Participants to defer all or a portion of their compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code..

8.4    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Board).

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9.   PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Board and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(i)     by forgiveness of indebtedness owed by the Company to the purchaser;

(ii)    by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price or purchase price of the Shares as to which said Award will be exercised or settled;

(iii)   by reducing the number of shares of Stock to be delivered to the Participant upon exercise of the Option or settlement of an Award, with the reduction valued on the basis of the aggregate Fair Market Value on the Date of Exercise or purchase of the additional shares of Stock that would otherwise have been delivered to the Participant upon the Option exercise or Award settlement;

(iv)   by the delivery, concurrently with such exercise and in accordance with Regulation T promulgated under the Securities Exchange Act of 1934, or any successor rule or regulation, of a properly executed exercise notice for the Option and irrevocable instructions to a broker promptly to deliver to the Company to pay the exercise price a specified amount of the proceeds of a sale of the Option shares or loan secured by the Option shares;

(v)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; and/or

(vi)   by any combination of the foregoing or by other means determined by the Board to be consistent with this Plan's purposes.

Subject to any Board approval requirements or other limitations under applicable laws, the Board may also assist any Participant (including an officer or director) in the payment for Shares by authorizing a loan from the Company, permitting the Participant to pay the exercise price or purchase price in installments or authorizing a guarantee by the Company of a third party loan to the Participant, and the terms and conditions of any such loan, installment sale or guarantee will be determined by the Board.

10.   WITHHOLDING TAXES.

10.1    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

10.2    Stock Withholding. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld.

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11.  TRANSFERABILITY. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Notwithstanding the foregoing, the Board may determine that an Award, other than an ISO, may be transferred to a Permitted Transferee, upon such additional terms and conditions as the Board deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all Awards except ISOs, by a Permitted Transferee.

12.   PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

12.1    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

12.2    Restrictions on Shares. At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

13.  CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

14.  ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

17.  CORPORATE TRANSACTIONS.

In the event of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Stock are changed into or exchanged for cash, property or securities not of the Company's issue, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company's incorporation, or (iii) a sale or other transfer in one or a series of transactions of all or substantially all of the assets of the Company, or of more than eighty percent (80%) of the voting stock of the Company then outstanding, to any person or entity or to persons or entities which are affiliated or acting in concert with respect to such sale or transfer (each, a “Change in Control”), the Board may, but shall not be obligated to:

(a)    accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award;

(b)   cancel Awards for fair value (as determined by the Board) which, in the case of Options may equal the excess, if any, of the per share value of the consideration to be paid in the Change in Control transaction for Common Stock over the Exercise Price of such Options (or, if such Exercise Price is greater than the consideration paid in the Change in Control transaction, the Board may cancel such Options for no consideration);

(c)   provide for the assumption of Awards or the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted hereunder as determined by the Board; or

(d)   provide advance notice of such Change in Control transaction to holders of Options, after which any Options not exercised prior to such Change in Control may be cancelled.

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Any Award granted under this Plan shall automatically terminate upon the closing of a Change in Control, unless provision shall be made in connection with such Change in Control for the assumption of the Award by, or the substitution for such Award of a new Award covering the stock or other equity securities of, the surviving, successor or purchasing entity or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares or other securities or property to be issued upon exercise of the Award and the exercise price, as applicable. This paragraph shall not restrict the Board from permitting or requiring other accelerations of vesting upon transactions described in this paragraph or any other acquisitions of the Company's shares or business or changes in control of the Company or any other event. The treatment of Awards upon a Change in Control need not be uniform among Awards or Participants.

18.  ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

19.  TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board or is approved by the Company’s stockholders, whichever is earlier. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

20.  AMENDMENT OR TERMINATION OF PLAN. The Board shall have complete power and authority to alter, amend, suspend or terminate this Plan, provided that no such action shall deprive a Participant, without his or her consent, of any Award, or of any rights thereunder, previously granted pursuant to this Plan. Stockholder approval of amendments shall be required only to permit the issuance of Incentive Options or otherwise to comply with applicable laws or regulatory requirements; provided, however, that an amendment increasing the maximum number of shares issuable under this Plan shall require approval by the stockholders of the Company.

21.  AWARD AGREEMENTS AND AMENDMENTS. Each Award granted under this Plan shall be evidenced by an agreement between the Company and the Participant, which shall be approved by the Board or an executive officer of the Company. The Award Agreement shall comply with the provisions of this Plan and the terms of the Award's grant by the Board and may contain additional terms not inconsistent with this Plan and such grant which are deemed necessary or desirable by the Board or the executive officer. Subject to the terms and limitations set forth in this Plan, the Board and the Participant may without approval modify, extend, renew or terminate any outstanding Award or Award Agreement.

22.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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eXp Realty International Corporation

2015 EQUITY INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Award” means any award under the Plan, including any Option, Restricted Stock, or Other Stock-Based Award.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Board has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import), (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 18 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Common Stock” means the Company’s Common Stock, par value $0.00001 per share.

“Company” means eXp Realty International Corporation, a Delaware corporation, or any successor corporation.

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“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity other than in connection with the offer or sale of securities in a capital raising transaction.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date on which the Plan has received approval by a vote of the majority of the votes of the Company’s stockholders required in accordance with the Company’s governing documents and applicable law, which date shall be included at the top of this Plan.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means the price at which a holder may purchase the Shares issuable upon exercise of an Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (i) If the Common Stock is traded on an established securities market, the closing price of a share of the Common Stock on such date on the composite transactions report of the principal securities market on which the Common Stock is so traded, or, if there is no sale of the Common Stock on such date, then on the last previous date on which there was a sale; or, (ii) if the Common Stock is not then traded on an established securities market, the fair market value of a share of the Common Stock determined by the Board in a manner it considers reasonable or appropriate under the circumstances, taking into account the requirements of Section 409A or 422 of the Code, as applicable.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Other Stock-Based Award” means an Award under Section 8 that is valued in whole or part by reference to, or is payable in or otherwise based on, Common Stock.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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“Participant” means a person who holds an Award under this Plan.

“Performance Factors” means any of the factors selected by the Board and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Board with respect to applicable Awards have been satisfied:

•	Profit Before Tax

•	Gross Revenue

•	Net Revenue

•	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

•	Operating Income

•	Operating Margin; or

•	Any other metric that is capable of measurement as determined by the Board.

The Board may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Board’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Board to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Board, during which years of service or performance is to be measured for the Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this eXp Realty International Corporation 2015 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 7 or Section 8 of the Plan.

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“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Subsidiary” means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Board; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Board will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

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